ARGYLE SECURITY
ACQUISITION CORPORATION

INVESTOR PRESENTATION

March 2007

Rodman & Renshaw
Serving Growth Sectors For Over 50 Years

I-Bankers SECURITIES INCORPORATED

The attached presentation was filed with the Securities and Exchange Commission as part of the Form 8-K filed by Argyle Security Acquisition Corporation ("Argyle") on February 28, 2007. Argyle is holding presentations for its stockholders regarding its purchase of ISI Detention Contracting Group, Inc. ("ISI"), as described in an earlier Form 8-K filed by Argyle which describes the acquisition in more detail. Rodman & Renshaw LLC ("Rodman"), the managing underwriter of Argyle's initial public offering ("IPO") consummated in January 2006, is assisting Argyle in its efforts and will receive approximately $1.4 million, the deferred portion of its underwriting discount from the IPO, upon consummation of the acquisition of ISI. Argyle and its directors and executive officers and Rodman may be deemed to be participants in the solicitation of proxies for the special meeting of Argyle's stockholders to be held to approve this transaction. Each of Argyle's officers and directors are also stockholders of Argyle and have waived their rights to any liquidation distribution Argyle makes with respect to shares they acquired before the IPO. Therefore, their securities will be worthless if Argyle does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation. Interested persons can also read Argyle's registration statement on Form S-4, as amended, and definitive proxy statement, when available, as well as Argyle's final IPO prospectus, dated January 24, 2006, as well as periodic reports Argyle filed with the SEC, for more information about Argyle, its officers and directors, and their individual and group security ownership in Argyle, and interests in the successful consummation of the acquisition of ISI. Argyle's stockholders and other interested persons are advised to read Argyle's registration statement on Form S-4, as amended, and definitive proxy statement, when available, in connection with Argyle's solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus, other documents relating to the acquisition of ISI and periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission's Internet site at (http://www.sec.gov).

Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. When used in this press release, words such as "will," "believe," "expect," "anticipate," "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

This presentation contains disclosure of EBITDA and backlog for certain periods, which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. As used in this presentation, adjusted EBITDA reflects the removal from the calculation of EBITDA of certain expenses that Argyle Security and ISI agreed should not reduce EBITDA. The companies do not expect these expenses to continue after the closing of the merger. Management believes that adjusted EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. Management believes that the backlog, or unearned revenues on projects that have been booked, is an appropriate measure of evaluating operating performance, because it reflects future potential revenues. Adjusted EBITDA or backlog may not be comparable to similarly titled measures reported by other companies. Neither EBITDA nor backlog is a recognized term under U.S. GAAP, and EBITDA and backlog should be considered in addition to, and not as substitutes for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles. Neither adjusted EBITDA nor backlog is a completely representative measure of either the historical performance or, necessarily, the future potential of ISI.

History of Argyle

- June 2005: Argyle formed as a Special Purpose Acquisition Corporation ("SPAC") to acquire businesses in the physical electronic security sector
- January 2006: Argyle raised $30.6 million to fund acquisitions and working capital
- December 2006: Argyle agreed to acquire ISI Security Group ("ISI"), a total solutions provider in the U.S. physical security industry
- Currently: The SEC is reviewing the proxy statement/prospectus, to be followed by Argyle stockholder vote

To Become a Leading Global Company in the Physical Electronic Security Industry

- *Channel Focus*: Video Surveillance, Access Control, Perimeter/Outdoor Protection, Intrusion Protection, Fire Detection and Threat Analysis
- *Market Focus*: Selected Commercial and Governmental sectors

Dynamic Markets Require Innovative Solutions

With digital convergence, new cost effective technologies and growing addressable markets, Argyle is positioned to offer its customers total security solutions:

Products + Software + Service = Solutions

Argyle's Strategic Model

ARGYLE SECURITY
ACQUISITION CORPORATION


Risk Analysis
Threat Analysis
Intrusion
Outdoor Perimeter
Video Surveillance
Access Control
Consulting
Project Management

Creating A Major Global Platform

ARGYLE SECURITY
ACQUISITION CORPORATION

- Grow business organically and through strategic acquisitions
- Capitalize on abundance of acquisition targets in today's fragmented global physical security industry
- Leverage technology, products, channels and skill sets
- Enhance and leverage valuable brands, such as ISI, across new geographic regions and markets

Initial Acquisition Target: ISI Security Group

ARGYLE SECURITY
ACQUISITION CORPORATION

- ISI is the parent company for three service and solutions providers in the physical security industry:
  - ISI-Detention
  - MCS-Detention
  - MCS-Commercial
- Founded in 1976, ISI is headquartered in San Antonio, with offices in four other cities—Austin, Dallas, Houston and Denver.

Consideration for ISI Transaction

ARGYLE SECURITY
ACQUISITION CORPORATION

- $16.3 million in cash (including $10M for debt retirement)*
- 1,180,000 common shares of Argyle at closing to senior management of ISI
- Argyle to assume approximately $6M of long-term debt and ISI's revolving line of credit

*Argyle will pay an additional $1.9 million in cash to stockholders of ISI if adjusted EBITDA for the year ended December 31, 2006 is greater than $4.5 million and its backlog of orders at February 28, 2007 is equal to or greater than $80 million.

ISI Financial Highlights


$75.8
$57.6
$41.2
$28.4
$1.9
$4.1
Revenues
Backlog*
EBITDA*
Nine Months Ended 9/30/05
Nine Months Ended 9/30/06

*EBITDA and backlog (including intercompany amounts) reflect non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. As used in this presentation, adjusted EBITDA reflects the removal from the calculation of EBITDA of certain expenses that Argyle Security and ISI agreed should not reduce EBITDA. The companies do not expect these expenses to continue after the closing of the merger.

ISI Acquisition: Unlocks Value

	Comparable Company Analysis			
	EV/Sales		EV/EBITDA	
	2006	2007	2006	2007
Aggregate Mean	1.5X	1.3X	12.9X	10.3X
Aggregate Median	1.2X	1.0X	13.1X	10.2X

Giuliani Capital Advisors ("GCA"), in its fairness opinion, determined that the merger consideration for ISI is within or below the range of enterprise values implied by the multiples of selected comparable companies (above). Comparable transaction and DCF analyses performed by GCA also indicate that the merger consideration is within or below the range of enterprise values implied by these analyses.

Pro Forma Shareholder Composition

ARGYLE SECURITY
ACQUISITION CORPORATION

Holder	Shares	% Ownership
Argyle Executives, Directors and Affiliated Entities	1,081,261	18.1%
ISI Management Team	739,712	12.4%
William Blair Mezzanine Capital Fund III	440,288	7.4%
ASAC Public Investors	3,700,046	62.1%
Total	5,961,307	100%

ISI's Strong Positioning

- Market focus on key vertical markets/channel segments
- Single source for a wide range of security solutions, utilizing proprietary and third-party products
- Strong brand equity and solid reputation with long established customer base
- Proven ability to capitalize on technological change
- Deep and experienced management team with a track record of managing both organic and acquisition growth
- Expanding ability to serve growing target market segments

Favorable Industry Dynamics

- Over-crowding of inmate populations
- Growth in detention facilities
- Higher unit construction costs
- Growth in Commercial Sector
- Growth in demand for solutions

MCS-Detention
Territory Covered Today

ARGYLE SECURITY
ACQUISITION CORPORATION


ONTARIO
WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
OREGON
IDAHO
SOUTH DAKOTA
WISCONSIN
MICHIGAN
WYOMING
IOWA
NEBRASKA
NEVADA
UTAH
UNITED STATES
ILLINOIS
INDIANA
OHIO
COLORADO
KANSAS
MO.
CALIFORNIA
TENNESSEE
NORTH CAROLINA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
S.C.
ALABAMA
GEORGIA
MISS.
TEXAS
LOUISIANA
FLORIDA
MEXICO
Los Angeles
San Diego
Phoenix
Dallas
San Antonio
Houston
Monterrey
Chicago
Toronto
Montréal
NEW YORK
New York
Philadelphia
P.A.
W. VA.
VA.
MAINE
VT.
N.H.
N.B.
Gulf of Mexico
THE BAHAMAS
Nassau
Legend
MCS Territory year 2000
MCS Territory year 2007

MCS-Commercial

- MCS-Commercial offers security and fire alarm solutions in five locations:
  - San Antonio, Austin, Dallas, Houston and Denver
- Successful strategic buildup over past five years
- ISI's fastest growing division
- Now over 40% of ISI's total revenues
- Growth strategy

ISI Public and Private Sector Customers

ARGYLE SECURITY
ACQUISITION CORPORATION

Detention	Commercial

Commercial

Education

Energy

BAKER HUGHES

cps ENERGY

The Electric Company
El Paso Electric

elpaso

LCRA

Financial / Services

CENDANT

WELLS FARGO

Manufacturers

INVISTA

TOYOTA

Vought Aircraft Industries, Inc.

Municipal

SPORTS & CONVENTION CORPORATION

Reliant Stadium

Technology

A C S

StarTek

ISI's Growth Plan

ARGYLE SECURITY
ACQUISITION CORPORATION

- Grow organically in all three of ISI's business segments
- Expand geographically and penetrate new channels through both organic growth and strategic acquisitions
- Offer new technologies, products and solutions, utilizing the Argyle team's broad industry access
- Capitalize on greater access to capital and bonding capacity resulting from the merger
- Leverage Argyle's leadership experience in:
  - Developing and growing successful public companies
  - Gaining access to international markets

Experienced Executive Team

ARGYLE SECURITY
ACQUISITION CORPORATION

- **Bob Marbut, Chairman, Co-CEO and Co-Founder, Argyle**
  - Executive Chairman of Electronics Line 3000 LTD, an international security company listed on the Frankfurt exchange (2004 – Present)
  - General Partner of Argyle Global Opportunities, an investment partnership focusing on the physical electronic security industry (2001- Present)
  - Co-Founder, Chairman and Co-CEO of Hearst-Argyle Television, leading a strategic buildup strategy that created the second largest independent television group (NYSE) (1997 – 2002)
  - Co-Founder, Chairman and CEO of Argyle Television, a strategic buildup that became a successful Nasdaq company (1995 -1997)
  - Founder and CEO of Argyle Television Holding, a $700M strategic buildup of a private television group (1993 – 1995)
  - President and CEO of Harte-Hanks Communications, transforming it from a family-owned Texas newspaper company into a nationwide Fortune 500 company that, as a public NYSE company, had 50 consecutive quarters of EPS growth, compounding at 17% (1970 – 1991)
  - Instrumental in raising over $4B of private and public capital for a variety of companies in which he served as senior executive

Experienced Executive Team

- **Ron Chaimovski, Vice-Chairman, Co-CEO and Co-Founder, Argyle**
  - Vice Chairman of Electronics Line 3000 LTD (2004 – Present)
  - General Partner of Argyle Global Opportunities, LLP (2001 – Present)
  - Israel Economic Minister to North America (1998-2001)
  - Founder and Chairman of Transplan Enterprises Group, an investment company specializing in technology
  - Former Managing Partner of Tel-Aviv based corporate law firm
  - Former Naval Officer – Commanding officer of a ship and Commanding officer of a flotilla

Experienced Executive Team

ARGYLE SECURITY
ACQUISITION CORPORATION

- **Sam Youngblood, CEO, ISI Security Group (17 years)**
  - Founder, President and CEO of Adtec, Inc., a detention hardware company which was ranked as the ninth fastest growing public company in America in 1989
  - 10-year tenure at Southern Steel, most recently as President and instrumental in turning around the company through introduction of new detention hardware product

Experienced Independent Directors

ARGYLE SECURITY
ACQUISITION CORPORATION

- **General (Ret.) Wesley Clark, Director, Argyle**
  - Chairman and CEO of Wesley K. Clark & Associates, a business services and development firm
  - Chairman of Rodman & Renshaw, a full service investment bank with an active practice specializing in biotech and security
  - 38 years of experience with the U.S. military, which included commanding NATO forces; retired as a four-star general
- **John J. (Chip) Smith, Director, Argyle**
  - Director of Security for the Bank of New York, supervising a multi-national staff focusing on the investigation and prevention of fraud, as well as the physical protection of corporate assets, employees, customers and executives
  - 24 years of experience in the US Secret Service – agent in charge of largest office (New York)

Argyle Consultants

ARGYLE SECURITY
ACQUISITION CORPORATION

- Mark Mellin, Financial Consultant
- Alan Wachtel, Security Consultant
- Graham Wallis, Security Consultant